CONSULTING AGREEMENT


     This Agreement is made on January 1, 1997, by and between Oxford Capital Corp., ("Oxford"), a Nevada Corporation, of Dallas, Texas and TDF, Ltd.

     Whereas, TDF, Ltd. has a background in and is willing to provide services to Oxford utilizing their background, knowledge and experience; and

     Oxford desires to have services provided by TDF, Ltd.

     Therefore, the parties agree as follows:

     1. DESCRIPTION OF SERVICES. Beginning on January 1, 1997, TDF, Ltd. will provide the following services:

          a. Such services as requested by the Board of Directors and/or officers of Oxford from time to time during the period of this Agreement.

     2. PAYMENT. Oxford will pay a fee of $15,000.00 (Fifteen Thousand Dollars) per month, in arrears, for the services provided by TDF, Ltd.

     3. EXPENSES. TDF, Ltd. shall be entitled to reimbursement for all pre-approved "out-of- pocket" expenses incurred in providing the Services outlined in this Agreement in accordance with the procedures of Oxford for such reimbursement.

     4. TERM / TERMINATION. This Agreement shall expire on December 31, 1997 unless terminated earlier by the Board of Directors of Oxford or terminated by mutual consent of TDF, Ltd. and Oxford with thirty (30) days notice.

     5. RELATIONSHIP OF PARTIES. It is understood by the parties TDF, Ltd. is an independent contractor to Oxford, but may be entitled to fringe benefits, including health insurance benefits and other employee benefits.

     6. NOTICES. All notices required or permitted under this Agreement shall be in writing and shall be deemed to be delivered when delivered in person or deposited in the United States Mail, postage prepaid addressed as follows:

                  Oxford:           Oxford Capital Corp.
                                    4245 N. Central Expressway
                                    Suite 300
                                    Dallas, Texas  75205

                  TDF, Ltd.:        TDF, Ltd.
                                    4012 Glenwick Lane
                                    Dallas, Texas  75205

     Such addresses may be changed form time to time by either party providing written notice to the other in the manner set forth above.

     7. ENTIRE AGREEMENT. This Agreement contains the entire Agreement of the parties and there are no other promises or conditions or other agreement whether oral or written. This Agreement supersedes any prior written or oral Agreements between the parties.

     8. AMENDMENT. This Agreement may be modified or amended when such amendment is made in writing and is signed by both parties.

     9. SEVERABILITY. If any provision of this Agreement shall be deemed to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that a provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, such provision shall be deemed to be written, construed and enforced as so limited.

     10. WAIVER OF CONTRACTUAL RIGHT. The failure of either party to enforce and provision of this Agreement shall not be construed as any waiver of limitation of that party's right to subsequently compel strict compliance with every provision of this Agreement.

     11. APPLICABLE LAW. This Agreement shall be governed by the laws of the State of Texas.

     Agreed this 31st day of December, 1996.


                                             OXFORD CAPITAL CORP.



                                             By:  /s/  Robert E. Cheney
                                                --------------------------------
                                                Robert E. Cheney


                                             TDF, LTD.


                                             By:  /s/ Robert E. Cheney
                                                --------------------------------
                                                Robert E. Cheney

vs/lk


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